                                                                    EXHIBIT 10.5

                               EIGHTH AMENDMENT TO
                          TESORO PETROLEUM CORPORATION
                         AMENDED EXECUTIVE SECURITY PLAN


                              W I T N E S S E T H:


         WHEREAS, the Company adopted and established, effective December 1, 1984, the "Tesoro Petroleum Corporation Amended Executive Security Plan," hereinafter the "Plan," for the benefit of its eligible employees; and

         WHEREAS, the Plan provides that it may be amended at any time by the Board of Directors of the Company; and

         WHEREAS, the Board of Directors of the Company has adopted on June 6, 1996, certain resolutions directing that such Plan be amended;

         NOW, THEREFORE, the Plan is hereby amended in accordance with such resolutions as set forth below, effective as of the dates specified below, as follows:

         Effective June 6, 1996, Section I to the Plan is hereby amended by adding the following:

                           BOARD OF DIRECTORS MEETING
                                  June 6, 1996

         FURTHER RESOLVED, that the definition of "Basic Compensation" under
            Section 1.2 of the Company's Amended Executive Security Plan and the definition of "Compensation" under Section 2.09 of the Company's Funded Executive Security Plan be amended to exclude stock awards granted under the Three-Year Executive Performance Stock Option Program; and

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Tesoro Petroleum Corporation, as directed by the Board of Directors, has caused its corporate seal to be affixed hereto and these presents to be fully executed in its name and behalf by its proper officers thereunto authorized this 6th day of June 1996.

ATTEST:                                TESORO PETROLEUM CORPORATION



/s/ JAMES C. REED, JR.                 By: /s/ WILLIAM T. VAN KLEEF
-----------------------------------       ---------------------------------
James C. Reed, Jr.                     William T. Van Kleef
Executive Vice President,              Senior Vice President and
General Counsel and Secretary          Chief Financial Officer



[seal]

                               NINTH AMENDMENT TO
                          TESORO PETROLEUM CORPORATION
                         FUNDED EXECUTIVE SECURITY PLAN


                             W I T N E S S E T H :


         WHEREAS, the Company adopted and established, effective December 1, 1984, the "Tesoro Petroleum Corporation Funded Executive Security Plan," hereinafter called the "Plan," for the benefit of its eligible employees; and

         WHEREAS, the Plan provides that it may be amended at any time by the Board of Directors of the Company; and

         WHEREAS, the Board of Directors of the Company has adopted, on June 6, 1996, certain resolutions directing that such Plan be amended;

         NOW, THEREFORE, the Plan is hereby amended in accordance with such resolutions as set forth below, effective as of the date specified below, as follows:

         Effective June 6, 1996, Article II to the Plan is hereby amended by adding the following:

                           BOARD OF DIRECTORS MEETING
                                  June 6, 1996

          FURTHER RESOLVED, that the definition of "Basic Compensation" under
               Section 1.2 of the Company's Amended Executive Security Plan and the definition of "Compensation" under Section 2.09 of the Company's Funded Executive Security Plan be amended to exclude stock awards granted under the Three-Year Executive Performance Stock Option Program; and

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Tesoro Petroleum Corporation, as directed by the Board of Directors, has caused its corporate seal to be affixed hereto and these presents to be fully executed in its name and behalf by its proper officers thereunto authorized this 6th day of June 1996.

ATTEST:                                        TESORO PETROLEUM CORPORATION



  /s/ JAMES C. REED, JR.                       By: /s/ WILLIAM T. VAN KLEEF
----------------------------------                -----------------------------
James C. Reed, Jr.                             William T. Van Kleef
Executive Vice President,                      Senior Vice President and
General Counsel and Secretary                  Chief Financial Officer


[seal]